                                                                    Exhibit 10.3

                               AMENDMENT NO. 3 TO
                          CREDIT AND GUARANTY AGREEMENT

          THIS AMENDMENT NO. 3 TO CREDIT AND GUARANTY AGREEMENT, dated as of January 5, 2007 (this "AMENDMENT"), by and among NaviSite, Inc., a Delaware corporation ("COMPANY"), the Subsidiaries of the Company party hereto, as Guarantors ("GUARANTORS"), the Lenders (defined below) party hereto and Silver Point Finance, LLC ("SILVER POINT"), as Administrative Agent ("ADMINISTRATIVE AGENT").

                                    RECITALS:

          WHEREAS, the Company, the Guarantors, the lenders party thereto (the "LENDERS"), the Administrative Agent and Silver Point, as Collateral Agent, are parties to that certain Credit and Guaranty Agreement dated as of April 11, 2006, as amended by that certain Amendment No. 1 to Credit and Guaranty Agreement dated as of June 2, 2006, Amendment No. 2 and Waiver to Credit and Guaranty Agreement dated as of September 26, 2006 and that certain Waiver and Extension Agreement dated as of November 28, 2006 (the "CREDIT AGREEMENT"; capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement after giving effect to this Amendment); and

          WHEREAS, the Company has asked the Lenders to amend certain of the covenants as provided herein, and the Lenders party hereto have agreed to the amendment on the terms, and subject to the conditions, set forth herein in each case.

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

     1.1 The definition of Consolidated Adjusted EBITDA set forth in Section 1 of the Credit Agreement is hereby amended by adding, immediately after clause
(j) contained therein, a new clause (k), which shall read in its entirety as follows:

          plus (k) direct fees and expenses incurred in connection with the preparation and filing by the Company of its Form S-3 that was filed with the Securities and Exchange Commission on November 28, 2006, including underwriters, auditors, lawyers and printers fees and expenses

     1.2 Section 6.8(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (a) Fixed Charge Coverage Ratio. Company shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending April 30, 2006, to be less than the correlative ratio indicated:

     Fiscal Quarter ending:        Fixed Charge Coverage Ratio
     ----------------------        ---------------------------
April 30, 2006                              0.80:1.00
July 31, 2006                               1.05:1:00
October 31, 2006                            1.15:1.00
January 31, 2007                            1.05:1.00
April 30, 2007                              1.05:1.00
July 31, 2007                               1.05:1.00
October 31, 2007                            1.05:1.00
January 31, 2008                            1.00:1.00
On April 30, 2008 and thereafter            1.00:1.00

     1.3 Section 6.8(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (b) Leverage Ratio. Company shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending April 30, 2006, to exceed the correlative ratio indicated:

      Fiscal Quarter ending        Leverage Ratio
      ---------------------        --------------
April 30, 2006                        5.60:1.00
July 31, 2006                         4.95:1.00
October 31, 2006                      4.25:1.00
January 31, 2007                      3.95:1.00
April 30, 2007                        3.65:1.00
July 31, 2007                         3.55:1.00
October 31, 2007                      3.15:1.00
January 31, 2008                      3.05:1.00
April 30, 2008                        2.95:1.00
July 31, 2008                         2.85:1.00
October 31, 2008                      2.70:1.00

      Fiscal Quarter ending        Leverage Ratio
      ---------------------        --------------
January 31, 2009                      2.55:1.00
On April 30, 2009 and thereafter      2.50:1.00

     1.4 Section 6.8(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (c) Consolidated Adjusted EBITDA. Company shall not permit Consolidated Adjusted EBITDA as at the end of any Fiscal Quarter, beginning with the Fiscal Quarter ending April 30, 2006, for the four Fiscal Quarter period then ended to be less than the correlative amount indicated:

                           CONSOLIDATED
     FISCAL QUARTER       ADJUSTED EBITDA
     --------------       ---------------
April 30, 2006              $13,100,000
July 31, 2006               $14,900,000
October 31, 2006            $17,500,000
January 31, 2007            $19,800.000
April 30, 2007              $21,400,000
July 31, 2007               $21,800,000
October 31, 2007            $23,300,000
January 31, 2008            $23,600,000
April 30, 2008              $23,800,000
July 31, 2008               $24,100,000
October 31, 2008            $24,900,000
January 31, 2009            $25,500,000
April 30, 2009              $25,900,000
On July 31, 2009 and at
   the end of each Fiscal
   Quarter thereafter       $26,000,000

     1.5 Section 6.8(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (d) Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Company and its Subsidiaries in excess of the corresponding amount set forth below opposite such Fiscal Year:

                         CONSOLIDATED
FISCAL YEAR ENDING   CAPITAL EXPENDITURES
------------------   --------------------
July 31, 2006             $7,500,000
July 31, 2007             $9,300,000
July 31, 2008             $8,700,000
July 31, 2009             $7,800,000
July 31, 2010             $7,300,000
July 31, 2011             $7,300,000

SECTION 2. EXTENSIONS.

     Upon the effectiveness of this Amendment in accordance with Section 6 hereof, each of the Lenders party hereto hereby consents to the extensions of the time periods contained on Schedule 5.15 of the Credit Agreement that are reflected on Annex A hereto.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

          This Amendment shall be effective as of the date hereof, upon the satisfaction (or waiver) of the following conditions precedent:

               (a) the Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by the Company, each Guarantor and the Requisite Lenders;

               (b) the Company shall have paid all costs, fees and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment;

               (c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

               (d) after giving effect to this Amendment, the representations and warranties contained herein and in the Credit Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and

               (e) Administrative Agent shall have received, in immediately available funds for the ratable benefit of each Lender executing and delivering this Amendment, an amendment fee equal to $127,750, which amendment fee shall be earned in full on the date of the payment thereof and shall be non-refundable.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

          The Company and each Guarantor hereby represent and warrant to each Lender, the Administrative Agent and the Collateral Agent that (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) it has all requisite power and authority to enter into this Amendment, (c) the execution, delivery and performance by it of this Amendment (i) has been duly authorized by all necessary organizational action and (ii) does not and will not (A) violate any provision of any law or any governmental rule or regulation applicable to it or any of the Organizational Documents; (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation binding on it or (C) result in or require the creation or imposition of any Lien upon any of its properties or assets and (d) this Amendment has been duly executed and delivered by it and is its legally valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

SECTION 5. MISCELLANEOUS.

     5.1 The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended and otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Nothing contained in this Amendment shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Credit Document or discharge or release the Liens created under or affect the priority of any Collateral Document.

     5.2 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or a .PDF by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this

Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     5.3 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     5.4 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

     5.5 Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

     5.6 EACH GUARANTOR HEREBY CONSENTS TO THIS AMENDMENT AND HEREBY CONFIRMS AND AGREES THAT (A) NOTWITHSTANDING THE EFFECTIVENESS OF THIS AMENDMENT, ITS OBLIGATIONS UNDER SECTION 7 OF THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENT ARE, AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND ARE HEREBY RATIFIED AND CONFIRMED IN ALL RESPECTS AND (B) THE COLLATERAL DOCUMENTS TO WHICH IT IS A PARTY AND ALL OF THE COLLATERAL DESCRIBED THEREIN DO, AND SHALL CONTINUE TO, SECURE THE PAYMENT OF ALL OF THE OBLIGATIONS SECURED THEREBY.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        Company:

                                        NAVISITE, INC.


                                        By: /s/ Jim Pluntze
                                            ------------------------------------
                                        Name: Jim Pluntze
                                        Title: CFO and Treasurer

                                       Guarantors:

                                       AVASTA, INC.
                                       CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.
                                       CLEARBLUE TECHNOLOGIES/ CHICAGO-WELLS,
                                          INC.
                                       CLEARBLUE TECHNOLOGIES/ LAS VEGAS, INC.
                                       CLEARBLUE TECHNOLOGIES/ LOS ANGELES, INC.
                                       CLEARBLUE TECHNOLOGIES/ MILWAUKEE, INC.
                                       CLEARBLUE TECHNOLOGIES/ OAK BROOK, INC.
                                       CLEARBLUE TECHNOLOGIES/ VIENNA, INC.
                                       CLEARBLUE TECHNOLOGIES/ DALLAS, INC.
                                       CLEARBLUE TECHNOLOGIES/ NEW YORK, INC.
                                       CLEARBLUE TECHNOLOGIES/ SAN FRANCISCO,
                                          INC.
                                       CLEARBLUE TECHNOLOGIES/ SANTA CLARA, INC.
                                       CONXION CORPORATION
                                       INTREPID ACQUISITION CORP.
                                       LEXINGTON ACQUISITION CORP.
                                       MANAGEDOPS.COM, INC.
                                       SUREBRIDGE ACQUISITION CORP.
                                       SUREBRIDGE SERVICES, INC.
                                       SITEROCK CORPORATION
                                       NAVISITE ACQUISITION SUBSIDIARY, INC.


                                       By: /s/ Jim Pluntze
                                           ------------------------------------
                                       Name: Jim Pluntze
                                       Title: CFO and Treasurer

                                        SILVER POINT FINANCE, LLC,
                                        as Administrative Agent


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

                                        FIELD POINT I, LTD.,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

                                        FIELD POINT II, LTD.,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

                                        FIELD POINT III, LTD.,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

                                        SPCP GROUP III, LLC
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

                                        SPCP GROUP, L.L.C.
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

                                        SPF CDO I, LLC,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory